                                                                      EXHIBIT 99


TERM SHEETS

      CMBS NEW ISSUE TERM SHEET

      $820,997,809 (APPROXIMATE)

      BANC OF AMERICA COMMERCIAL MORTGAGE INC.

      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 2001-PB1
      OFFERED CLASSES A-1, A-2, A-3, A-4, A-4F, B, C, D, E AND F
      CERTIFICATES

      BANK OF AMERICA, N.A., BRIDGER COMMERCIAL REALTY FINANCE LLC AND PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
      MORTGAGE LOAN SELLERS

      PRUDENTIAL ASSET RESOURCES, INC.
      MASTER SERVICER

      KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
      SPECIAL SERVICER

      OCTOBER 2001
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND SALOMON SMITH BARNEY INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

 BANC OF AMERICA SECURITIES LLC, MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF BANK
                            OF AMERICA CORPORATION.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MEMBER NYSE/NASD/SIPC, IS A
                    SUBSIDIARY OF MERRILL LYNCH & CO., INC.
SALOMON SMITH BARNEY INC., MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF CITIGROUP.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

          RATINGS                        APPROX.   APPROX.     WEIGHTED                              ASSUMED
       --------------      APPROX.        % OF     CREDIT       AVERAGE         PRINCIPAL             FINAL
CLASS  S&P    MOODY'S        SIZE         TOTAL    SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)
-------------------------------------------------------------------------------------------------------------------
A-1     AAA     Aaa     $   72,860,125     7.77%    22.00%            3.00            1-60       October 11, 2006
-------------------------------------------------------------------------------------------------------------------
A-2     AAA     Aaa     $   24,322,698     2.59%    22.00%            5.75           60-79           May 11, 2008
-------------------------------------------------------------------------------------------------------------------
A-3     AAA     Aaa     $   34,041,284     3.63%    22.00%            7.30           79-99       January 11, 2010
-------------------------------------------------------------------------------------------------------------------
A-4     AAA     Aaa     $  600,636,797    64.01%    22.00%            9.45          99-117          July 11, 2011
-------------------------------------------------------------------------------------------------------------------
A-4F    AAA     Aaa                TBD              22.00%            9.45          99-117          July 11, 2011
-------------------------------------------------------------------------------------------------------------------
B        AA     Aa2     $   37,531,329     4.00%    18.00%            9.76         117-118        August 11, 2011
-------------------------------------------------------------------------------------------------------------------
C       AA-     Aa3     $    9,382,832     1.00%    17.00%            9.78         118-118        August 11, 2011
-------------------------------------------------------------------------------------------------------------------
D        A+      A1     $   11,728,540     1.25%    15.75%            9.78         118-118        August 11, 2011
-------------------------------------------------------------------------------------------------------------------
E         A      A2     $   18,765,664     2.00%    13.75%            9.78         118-118        August 11, 2011
-------------------------------------------------------------------------------------------------------------------
F        A-      A3     $   11,728,540     1.25%    12.50%            9.78         118-118        August 11, 2011
-------------------------------------------------------------------------------------------------------------------


CLASS       COUPON
-----  ----------------
A-1               Fixed
----------------------------------------
A-2               Fixed
---------------------------------------------------------
A-3               Fixed
--------------------------------------------------------------------------
A-4               Fixed
-------------------------------------------------------------------------------------------
A-4F        Floating(2)
------------------------------------------------------------------------------------------------------------
B                 Fixed
-------------------------------------------------------------------------------------------------------------------
C                 Fixed
-------------------------------------------------------------------------------------------------------------------
D                 Fixed
-------------------------------------------------------------------------------------------------------------------
E                 Fixed
-------------------------------------------------------------------------------------------------------------------
F                 Fixed
-----

--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES

             RATINGS                        APPROX.   APPROX.     WEIGHTED                              ASSUMED
          --------------      APPROX.        % OF     CREDIT       AVERAGE         PRINCIPAL             FINAL
 CLASS    S&P    MOODY'S        SIZE         TOTAL    SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)     COUPON
-----------------------------------------------------------------------------------------------------------------------------------
G         (Not Offered)    $   14,074,248     1.50%    11.00%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
H         (Not Offered)    $   14,074,248     1.50%     9.50%    (Not Offered)   (Not Offered)          (Not Offered)      Fixed(4)
-----------------------------------------------------------------------------------------------------------------------------------
J         (Not Offered)    $   11,728,541     1.25%     8.25%    (Not Offered)   (Not Offered)          (Not Offered)      Fixed(4)
-----------------------------------------------------------------------------------------------------------------------------------
K         (Not Offered)    $   18,765,664     2.00%     6.25%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
L         (Not Offered)    $   14,074,248     1.50%     4.75%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
M         (Not Offered)    $    7,037,124     0.75%     4.00%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
N         (Not Offered)    $   11,728,540     1.25%     2.75%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
O         (Not Offered)    $    4,691,416     0.50%     2.25%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
P         (Not Offered)    $    4,691,416     0.50%     1.75%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
Q         (Not Offered)    $   16,419,957     1.75%     0.00%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
-----------------------------------------------------------------------------------------------------------------------------------
XC        (Not Offered)    $  938,283,211(3)     N/A      N/A             N/A             N/A                    N/A       Variable
-----------------------------------------------------------------------------------------------------------------------------------
XP        (Not Offered)    $  501,273,702(3)     N/A      N/A             N/A             N/A                    N/A       Variable
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates).
(2) LIBOR for the first Distribution Date will be determined two Banking Days before the Delivery Date and for each Distribution Date thereafter will be determined as described in the prospectus supplement under "Description of the Certificates -- Pass-Through Rates". Under certain circumstances described in the prospectus supplement, the Pass-Through Rate may convert to fixed rate. See "Description of the Swap Contract -- The Swap Contract" in the Prospectus Supplement.
(3) Notional Amount.
(4) The Pass-Through Rate for any Class H and Class J Certificate on any Distribution Date will not exceed the Weighted Average Net Mortgage Rate.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC

                        (Chart showing the percentage of
                    the Initial Pool Balance constituted by
                 each Class of Certificate as set forth in the
                      table on Page 2 of this Term Sheet.)

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS

       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 16, 2001.

--------------------------------------------------------------------------------

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-4F, B,
                       C, D, E and F Certificates (the "Offered Certificates") are offered publicly. All Certificates privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-Off Date, October 1, 2001. All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 134 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $938,283,211 (the "Initial Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 143 properties (the
                       "Mortgaged Properties") located throughout 33 states.

DEPOSITOR              Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS  Bank of America, N.A., Bridger Commercial Realty Finance
                       LLC and Prudential Mortgage Capital Funding, LLC.

UNDERWRITERS           Banc of America Securities LLC, Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated and Salomon Smith Barney Inc.

TRUSTEE                LaSalle Bank National Association

FISCAL AGENT           ABN AMRO Bank N.V.

MASTER SERVICER        Prudential Asset Resources, Inc.

SPECIAL SERVICER       Key Corp Real Estate Capital Markets, Inc.

RATING AGENCIES        Moody's Investors Service, Inc. and Standard & Poor's
                       Ratings Services, a division of The McGraw Hill
                       Companies, Inc.

DENOMINATIONS          $10,000 minimum for Class A Certificates; and
                       $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE        On or about October 30, 2001.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      Generally, the 11th day of each month, commencing with
                       respect to the Offered Certificates in November 2001.

INTEREST DISTRIBUTIONS Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1, A-2, A-3, A-4, A-4F Regular Interest and XC and XP ranking pari passu in entitlement to interest.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS
                     On each Distribution Date, principal will be distributed to the most Senior Class (i.e. the Class with the earliest alphabetical/numerical Class designation) until such class is retired. If, due to losses, the Certificate Balances of the Class B through Q Certificates are reduced to zero, payments of principal to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-4F Regular Interest will be made pro rata.

LOSSES To be applied first to Class Q, then to the next most subordinate class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS  The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the
                     Certificates - Distributions - Distributions of Prepayment Premiums" in the prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS If a Mortgage Loan becomes more than 60 days delinquent, the Mortgage Loan becomes REO, the Special Servicer materially modifies a Mortgage Loan, the Mortgaged Property is placed into receivership or the Borrower becomes the subject of bankruptcy proceedings, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the property.

OPTIONAL CALL        1.0% clean-up call, at the option of the Master Servicer,
                     the Special Servicer or the majority holder of the Controlling Class.

CONTROLLING CLASS    The most subordinate Class of Sequential Pay Certificates
                     with outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay
                     Certificates with the then largest outstanding Class principal balance).

ERISA                The Offered Certificates will be ERISA eligible.

SMMEA None of the Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC REPORTING Information will be provided for modeling on Bloomberg,
                     Trepp, Conquest and Intex. Loan-level detail will be available through the Trustee's website.

CONTACT              Banc of America Securities LLC                  Merrill Lynch & Co.
                     Bill Hale - Geordie Walker                      John Mulligan - Jake Kaercher
                    (704) 388-1597 - (704) 388-9677 (Fax)            (201) 671-3348 - (201) 671-1641
                                                                     (201) 671-4601 (Fax)

                                      Salomon Smith Barney Inc.
                                      Paul Vanderslice - Jeff Lewis
                                      Jeff Sturdevant
                                      (212) 723-6156 - (212) 723-8599 (Fax)


This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*
-------------------------------------------------------------
GENERAL CHARACTERISTICS

----------------------------------------------------------------
Initial Pool Balance                                $938,283,211
----------------------------------------------------------------
Number of Mortgage Loans                                     134
----------------------------------------------------------------
Number of Balloon Mortgage Loans                             115
----------------------------------------------------------------
Number of Mortgage Loans with ARDs                            14
----------------------------------------------------------------
Number of Fully Amortizing Mortgage Loans                      5
----------------------------------------------------------------
Number of Mortgaged Properties                               143
----------------------------------------------------------------
Average Cut-off Date Balance                        $  7,002,114
----------------------------------------------------------------
Weighted Average Mortgage Rate                             7.519%
----------------------------------------------------------------
Weighted Average Remaining Term to Maturity or ARD      116 mos.
----------------------------------------------------------------
Weighted Average Underwritten DSCR                          1.41x
----------------------------------------------------------------
Weighted Average Cut-off Date LTV Ratio                     68.0%
----------------------------------------------------------------

                  [U.S. MAP SHOWING GEOGRAPHIC CONCENTRATION]

                                             Cut-off Date
                                               Balance
                                              Percentage
                                             ------------
                    CA                           17.3%
                    HI                            7.7%
                    MA                            3.4%
                    NC                            7.9%
                    NJ                            4.1%
                    NV                            4.6%
                    OH                            4.9%
                    TX                            9.2%
                    WA                            5.9%
                    WI                            3.5%

                  OTHER STATES: 31.6% OF INITIAL POOL BALANCE.

-------------------------------------------------------------
LOAN BALANCE PER UNIT / SF / ROOM / PAD

---------------------------------------------------------------------
MULTIFAMILY Balance Per Unit                                  $46,877
---------------------------------------------------------------------
OFFICE Balance Per Square Foot                                $   134
---------------------------------------------------------------------
RETAIL Balance Per Square Foot                                $    98
---------------------------------------------------------------------
HOTEL Balance Per Room                                        $77,954
---------------------------------------------------------------------
INDUSTRIAL Balance Per Square Foot                            $    36
---------------------------------------------------------------------
MANUFACTURED HOUSING COMMUNITY Balance Per Pad                $26,972
---------------------------------------------------------------------
SELF-STORAGE Balance Per Unit                                 $ 4,007
---------------------------------------------------------------------

                                  (PIE CHART)

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY LOCATION(1)

                                                                                                                      WEIGHTED
                                                        NUMBER OF            AGGREGATE                % OF             AVERAGE
                                                        MORTGAGED         CUT-OFF DATE        INITIAL POOL        UNDERWRITTEN
COUNTY/STATE                                            PROPERTIES             BALANCE             BALANCE                DSCR
------------------------------------------------------------------------------------------------------------------------------
CA                                                        31            $ 162,689,187              17.3%              1.32x
------------------------------------------------------------------------------------------------------------------------------
 San Diego County                                            8             45,271,776               4.8               1.29x
------------------------------------------------------------------------------------------------------------------------------
 San Francisco County                                        1             29,971,989               3.2               1.41x
------------------------------------------------------------------------------------------------------------------------------
 Los Angeles County                                          6             20,484,888               2.2               1.40x
------------------------------------------------------------------------------------------------------------------------------
 Sacramento County                                           2             15,531,295               1.7               1.27x
------------------------------------------------------------------------------------------------------------------------------
 San Joaquin County                                          1             12,307,318               1.3               1.23x
------------------------------------------------------------------------------------------------------------------------------
 Orange County                                               3              9,061,512               1.0               1.28x
------------------------------------------------------------------------------------------------------------------------------
 Alameda County                                              3              8,729,759               0.9               1.23x
------------------------------------------------------------------------------------------------------------------------------
 Monterey County                                             2              6,682,685               0.7               1.22x
------------------------------------------------------------------------------------------------------------------------------
 Santa Clara County                                          1              5,593,335               0.6               1.38x
------------------------------------------------------------------------------------------------------------------------------
 Ventura County                                              1              3,787,251               0.4               1.29x
------------------------------------------------------------------------------------------------------------------------------
 Other Counties                                              3              5,267,377               0.6               1.33x
------------------------------------------------------------------------------------------------------------------------------
TX                                                        16               86,738,228               9.2               1.27x
------------------------------------------------------------------------------------------------------------------------------
NC                                                        5                73,656,497               7.9               1.63x
------------------------------------------------------------------------------------------------------------------------------
HI                                                        1                71,791,000               7.7               2.12x
------------------------------------------------------------------------------------------------------------------------------
WA                                                        8                54,974,029               5.9               1.26x
------------------------------------------------------------------------------------------------------------------------------
OH                                                        5                45,788,970               4.9               1.40x
------------------------------------------------------------------------------------------------------------------------------
NV                                                        2                42,786,023               4.6               1.24x
------------------------------------------------------------------------------------------------------------------------------
NJ                                                        8                38,029,525               4.1               1.29x
------------------------------------------------------------------------------------------------------------------------------
WI                                                        1                32,959,452               3.5               1.52x
------------------------------------------------------------------------------------------------------------------------------
MA                                                        5                32,134,235               3.4               1.35x
------------------------------------------------------------------------------------------------------------------------------
Others                                                    61              296,736,066              31.6               1.35x
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    143           $ 938,283,211             100.0%              1.41X

                                                        WEIGHTED      WEIGHTED
                                                         AVERAGE       AVERAGE
                                                    CUT-OFF DATE      MORTGAGE
COUNTY/STATE                                           LTV RATIO          RATE
--------------------------------------------------
CA                                                      70.8%          7.610%
------------------------------------------------------------------------------------------------------------------------------
 San Diego County                                       69.4%          7.656%
------------------------------------------------------------------------------------------------------------------------------
 San Francisco County                                   70.2%          7.400%
------------------------------------------------------------------------------------------------------------------------------
 Los Angeles County                                     71.9%          7.564%
------------------------------------------------------------------------------------------------------------------------------
 Sacramento County                                      76.4%          7.138%
------------------------------------------------------------------------------------------------------------------------------
 San Joaquin County                                     73.2%          8.240%
------------------------------------------------------------------------------------------------------------------------------
 Orange County                                          75.0%          8.385%
------------------------------------------------------------------------------------------------------------------------------
 Alameda County                                         60.2%          7.290%
------------------------------------------------------------------------------------------------------------------------------
 Monterey County                                        77.4%          7.491%
------------------------------------------------------------------------------------------------------------------------------
 Santa Clara County                                     63.6%          7.780%
------------------------------------------------------------------------------------------------------------------------------
 Ventura County                                         71.5%          7.400%
------------------------------------------------------------------------------------------------------------------------------
 Other Counties                                         68.9%          7.838%
------------------------------------------------------------------------------------------------------------------------------
TX                                                      73.6%          7.486%
------------------------------------------------------------------------------------------------------------------------------
NC                                                      53.9%          7.808%
------------------------------------------------------------------------------------------------------------------------------
HI                                                      36.3%          6.910%
------------------------------------------------------------------------------------------------------------------------------
WA                                                      72.9%          7.378%
------------------------------------------------------------------------------------------------------------------------------
OH                                                      74.7%          7.489%
------------------------------------------------------------------------------------------------------------------------------
NV                                                      79.8%          7.080%
------------------------------------------------------------------------------------------------------------------------------
NJ                                                      69.8%          7.983%
------------------------------------------------------------------------------------------------------------------------------
WI                                                      63.4%          7.435%
------------------------------------------------------------------------------------------------------------------------------
MA                                                      71.1%          7.523%
------------------------------------------------------------------------------------------------------------------------------
Others                                                  72.3%          7.598%
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                  68.0%          7.519%

(1) States or counties in which the respective Mortgaged Properties are located. For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on the property's appraised value as a percentage of the total appraised value of the related Mortgage Loan.

- THE MORTGAGE PROPERTIES ARE LOCATED THROUGHOUT 33 STATES.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY TYPE(1)

                                                                                    WEIGHTED                         WEIGHTED
                                   NUMBER OF       AGGREGATE            % OF         AVERAGE         MIN/MAX          AVERAGE
                                   MORTGAGED    CUT-OFF DATE         INITIAL    UNDERWRITTEN    UNDERWRITTEN     CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES         BALANCE    POOL BALANCE            DSCR            DSCR        LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------
Multifamily                           52        $310,225,037        33.1%           1.29x        1.20/1.68x         75.0%
-----------------------------------------------------------------------------------------------------------------------------
Retail                                34         218,020,018        23.2%           1.46x        1.13/2.11x         67.1%
-----------------------------------------------------------------------------------------------------------------------------
 Anchored                               21       172,537,301        18.4%           1.46x        1.21/1.80x         66.3%
-----------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored                        9         30,610,532         3.3%           1.35x        1.20/1.51x         74.6%
-----------------------------------------------------------------------------------------------------------------------------
 Unanchored                             4         14,872,186         1.6%           1.61x        1.13/2.11x         60.7%
-----------------------------------------------------------------------------------------------------------------------------
Office                                24         203,964,406        21.7%           1.37x        1.16/1.66x         68.6%
-----------------------------------------------------------------------------------------------------------------------------
Hotel                                  4          94,362,247        10.1%           1.96x        1.40/2.12x         42.9%
-----------------------------------------------------------------------------------------------------------------------------
Industrial                            13          66,376,522         7.1%           1.29x        1.23/1.52x         67.6%
-----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                   6          25,055,313         2.7%           1.30x        1.20/1.44x         77.6%
-----------------------------------------------------------------------------------------------------------------------------
Self-Storage                           8          13,827,783         1.5%           1.39x        1.34/1.42x         68.5%
-----------------------------------------------------------------------------------------------------------------------------
Land                                   2           6,451,885         0.7%           1.29x        1.29/1.29x         73.8%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVER.                 143         938,283,211       100.0%           1.41X        1.13/2.12X         68.0%

                                                   WEIGHTED
                                        MIN/MAX     AVERAGE
                                   CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                         LTV RATIO        RATE
--------------------------------
Multifamily                         43.9/80.0%      7.394%
-----------------------------------------------------------------------------------------------------------------------------
Retail                              43.7/79.9%      7.709%
-----------------------------------------------------------------------------------------------------------------------------
 Anchored                           43.7/79.9%      7.701%
-----------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored                    58.2/79.3%      7.771%
-----------------------------------------------------------------------------------------------------------------------------
 Unanchored                         46.2/73.1%      7.677%
-----------------------------------------------------------------------------------------------------------------------------
Office                              52.7/74.8%      7.540%
-----------------------------------------------------------------------------------------------------------------------------
Hotel                               36.3/65.2%      7.217%
-----------------------------------------------------------------------------------------------------------------------------
Industrial                          49.8/74.9%      7.703%
-----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                69.5/80.6%      7.463%
-----------------------------------------------------------------------------------------------------------------------------
Self-Storage                        58.5/73.6%      7.832%
-----------------------------------------------------------------------------------------------------------------------------
Land                                73.8/73.8x      8.500%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVER.                36.3/80.6%      7.519%

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on the individual property's appraised value as a percentage of the total appraised value of the related Mortgage Loan.

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE

                                                                                            WEIGHTED         WEIGHTED    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN     CUT-OFF DATE    MORTGAGE
CUT-OFF BALANCE                                LOANS         BALANCE         BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$878,523 - $999,999                             2          1,874,095         0.2%           1.45x           57.1%         8.056%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                        22         33,518,050         3.6%           1.35x           66.4%         7.857%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                        24         61,095,608         6.5%           1.32x           71.9%         7.590%
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                        18         63,136,601         6.7%           1.29x           71.1%         7.772%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                        12         52,958,547         5.6%           1.43x           70.0%         7.556%
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                        22        134,858,783        14.4%           1.33x           72.1%         7.572%
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                         8         71,053,727         7.6%           1.33x           70.4%         7.698%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                      12        145,147,683        15.5%           1.29x           74.5%         7.535%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                       5         81,680,374         8.7%           1.31x           72.7%         7.511%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                       6        138,408,312        14.8%           1.30x           76.0%         7.294%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $71,791,000                       3        154,551,432        16.5%           1.89x           44.5%         7.357%
---------------------------------------------------------------------------------------------------------------------------------
                                              134       $938,283,211       100.0%           1.41X           68.0%         7.519%

- THE AVERAGE CUT-OFF DATE BALANCE IS $7,002,114.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                   LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
6.900% - 6.999%                                     3    $ 87,823,238         9.4%           1.97x           43.8%        6.908%
---------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                                    16     141,958,890        15.1            1.30x           75.4%        7.092%
---------------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                                    32     238,742,941        25.4            1.36x           72.6%        7.387%
---------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                                    37     228,642,456        24.4            1.32x           72.0%        7.607%
---------------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                    24     143,028,372        15.2            1.49x           61.0%        7.863%
---------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.499%                                    19      87,015,346         9.3            1.32x           68.4%        8.259%
---------------------------------------------------------------------------------------------------------------------------------
8.500% - 8.999%                                     2       9,093,642         1.0            1.28x           73.7%        8.536%
---------------------------------------------------------------------------------------------------------------------------------
9.000% - 9.000%                                     1       1,978,326         0.2            1.34x           58.5%        9.000%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211       100.0%           1.41X           68.0%        7.519%

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.519%.

--------------------------------------------------------------------------------
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO                     LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1.13x - 1.19x                                    2       $  8,606,570          0.9%          1.15x           60.4%         7.335%
---------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                   22        142,741,600         15.2           1.22x           74.6%         7.425%
---------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                   37        241,118,625         25.7           1.26x           74.7%         7.616%
---------------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                   20        123,446,161         13.2           1.33x           72.9%         7.609%
---------------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                   20         94,450,293         10.1           1.36x           74.8%         7.450%
---------------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                                   21        148,807,825         15.9           1.43x           68.8%         7.573%
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                                    5         43,637,320          4.7           1.52x           63.3%         7.580%
---------------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                    3          6,759,252          0.7           1.66x           62.5%         7.619%
---------------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                                    2         52,297,175          5.6           1.80x           43.8%         7.922%
---------------------------------------------------------------------------------------------------------------------------------
2.00x - 2.12x                                    2         76,418,391          8.1           2.12x           37.0%         6.925%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      134       $938,283,211        100.0%          1.41X           68.0%         7.519%

- THE WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO IS 1.41X.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                   LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
36.3% - 49.9%                                       8    $135,445,610        14.4%           1.96x           40.2%        7.365%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                       9      28,499,878         3.0            1.37x           56.3%        7.733%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                       9      71,076,868         7.6            1.44x           63.1%        7.662%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                      25     147,515,124        15.7            1.33x           68.4%        7.640%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                      38     235,271,709        25.1            1.32x           72.3%        7.639%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                                      42     278,572,378        29.7            1.30x           78.2%        7.421%
---------------------------------------------------------------------------------------------------------------------------------
80.0% - 80.6%                                       3      41,901,643         4.5            1.26x           80.2%        7.180%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211       100.0%           1.41X           68.0%        7.519%

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 68.0%.

--------------------------------------------------------------------------------
MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED
                                                                                            WEIGHTED          AVERAGE    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE    MATURITY DATE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN           OR ARD    MORTGAGE
MATURITY DATE OR ARD LTV RATIO                 LOANS         BALANCE         BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
 1.1% - 24.9%                                      5    $ 10,185,723         1.1%           1.30x             1.5%         7.431%
---------------------------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                                     11     158,206,750        16.9            1.87x            31.7%         7.431%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                     29     194,692,134        20.7            1.38x            55.4%         7.614%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                     26     152,937,832        16.3            1.34x            62.2%         7.596%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                     35     194,137,206        20.7            1.30x            67.0%         7.574%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                     25     206,044,792        22.0            1.28x            71.1%         7.305%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 81.2%                                      3      22,078,774         2.4            1.25x            79.1%         8.327%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        134    $938,283,211       100.0%           1.41X            58.3%         7.519%

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 58.3%

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY OR ARD                LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
60 - 83                                             2    $ 12,351,074         1.3%           1.24x           74.5%        7.188%
---------------------------------------------------------------------------------------------------------------------------------
84 - 99                                             2       3,644,133         0.4            1.28x           77.3%        7.573%
---------------------------------------------------------------------------------------------------------------------------------
100 - 119                                           1      10,856,680         1.2            1.25x           74.9%        7.680%
---------------------------------------------------------------------------------------------------------------------------------
120                                               122     887,272,300        94.6            1.42x           67.7%        7.517%
---------------------------------------------------------------------------------------------------------------------------------
121 - 179                                           1      11,469,309         1.2            1.44x           75.5%        7.360%
---------------------------------------------------------------------------------------------------------------------------------
180                                                 4       8,332,182         0.9            1.41x           61.9%        8.032%
---------------------------------------------------------------------------------------------------------------------------------
240                                                 2       4,357,535         0.5            1.16x           71.5%        7.915%
---------------------------------------------------------------------------------------------------------------------------------
                                                  134     938,283,211       100.0%           1.41x           68.0%        7.519%

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 120 MONTHS.

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM                      LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
120                                                 1    $  5,244,607         0.6%           1.16x           52.7%        7.050%
---------------------------------------------------------------------------------------------------------------------------------
180                                                 3       3,945,544         0.4            1.49x           49.5%        7.700%
---------------------------------------------------------------------------------------------------------------------------------
181 - 239                                           1      49,800,980         5.3            1.80x           43.7%        7.950%
---------------------------------------------------------------------------------------------------------------------------------
240                                                 5      24,142,534         2.6            1.30x           67.4%        7.792%
---------------------------------------------------------------------------------------------------------------------------------
241 - 299                                          10      56,778,328         6.1            1.27x           68.2%        7.963%
---------------------------------------------------------------------------------------------------------------------------------
300                                                24     171,218,923        18.2            1.68x           54.6%        7.462%
---------------------------------------------------------------------------------------------------------------------------------
301 - 359                                           9      61,613,390         6.6            1.36x           71.4%        7.468%
---------------------------------------------------------------------------------------------------------------------------------
360                                                81     565,538,905        60.3            1.33x           74.1%        7.451%
---------------------------------------------------------------------------------------------------------------------------------
                                                  134     938,283,211       100.0%           1.41x           68.0%        7.519%

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 330 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------
                 [THE NARRATIVE AND/OR TABULAR INFORMATION IS A
               FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE
               MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

Photograph of the beach side                 Photograph of the front entrance to
of the Outrigger Reef Hotel                  the Milwaukee Center Office Tower

                   Outrigger Reef Hotel                                            Milwaukee Center Office Tower

                         Photograph of the pool area of
                          the Royal Sahara Apartments

                                                    Royal Sahara Apartments

Photograph of an entrance to                 Photograph of the parking lot and
the Nokia Office Building                    front of the Kohl's Shopping Center

                   Nokia Office Building                                              Kohl's Shopping Center

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Saloman Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------
                 [THE NARRATIVE AND/OR TABULAR INFORMATION IS A
               FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE
               MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

Photograph of an entrance to the                    Photograph of an entrance to
Pacific Professional Building                       the Northwest Corporate Park

               Pacific Professional Building                                         Northwest Corporate Park


                    Photograph of the Market Square Property

                                                         Market Square

Photograph of a sign from the                    Photograph of the main entrance
Adiamo Apartments and a portion                  to The Callaway House
of the Adiamo Apartments

                     Adiamo Apartments                                                  The Callaway House

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Saloman Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
REMAINING TERM TO MATURITY OR ARD

                                                                                                             WEIGHTED
                                                                                             WEIGHTED         AVERAGE    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         CUT-OFF     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN            DATE    MORTGAGE
REMAINING TERM TO MATURITY OR ARD               LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
56 - 59 months                                      2    $ 12,351,074          1.3%          1.24x           74.5%         7.188%
---------------------------------------------------------------------------------------------------------------------------------
60 - 79 months                                      1       2,511,980          0.3           1.27x           79.7%         7.430%
---------------------------------------------------------------------------------------------------------------------------------
80 - 99 months                                      1       1,132,152          0.1           1.31x           71.9%         7.890%
---------------------------------------------------------------------------------------------------------------------------------
100 - 109 months                                   11      57,808,115          6.2           1.25x           71.0%         8.364%
---------------------------------------------------------------------------------------------------------------------------------
110 - 119 months                                  113     851,790,174         90.8           1.43x           67.7%         7.459%
---------------------------------------------------------------------------------------------------------------------------------
160 - 237 months                                    6      12,689,716          1.4           1.32x           65.2%         7.992%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211        100.0%          1.41X           68.0%         7.519%

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 116 MONTHS.

--------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS

                                                                                                             WEIGHTED
                                                                                             WEIGHTED         AVERAGE    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         CUT-OFF     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN            DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERMS             LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
119 - 149 months                                    1    $  5,244,607          0.6%          1.16x           52.7%         7.050%
---------------------------------------------------------------------------------------------------------------------------------
150 - 174 months                                    3       3,945,544          0.4           1.49x           49.5%         7.700%
---------------------------------------------------------------------------------------------------------------------------------
200 - 224 months                                    1      49,800,980          5.3           1.80x           43.7%         7.950%
---------------------------------------------------------------------------------------------------------------------------------
225 - 249 months                                    5      24,142,534          2.6           1.30x           67.4%         7.792%
---------------------------------------------------------------------------------------------------------------------------------
250 - 274 months                                    3      22,349,499          2.4           1.29x           65.3%         7.402%
---------------------------------------------------------------------------------------------------------------------------------
275 - 299 months                                   31     205,647,752         21.9           1.61x           57.2%         7.607%
---------------------------------------------------------------------------------------------------------------------------------
325 - 349 months                                   11      80,372,593          8.6           1.33x           71.9%         7.669%
---------------------------------------------------------------------------------------------------------------------------------
350 - 360 months                                   79     546,779,702         58.3           1.33x           74.1%         7.421%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211        100.0%          1.41X           68.0%         7.519%

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 326 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
SEASONING

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
SEASONING                                       LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                                            129    $911,541,963         97.1%          1.42x           67.9%         7.495%
---------------------------------------------------------------------------------------------------------------------------------
13 - 24                                             4      23,379,286          2.5           1.26x           72.2%         8.420%
---------------------------------------------------------------------------------------------------------------------------------
25 - 25                                             1       3,361,963          0.4           1.13x           72.3%         7.780%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211        100.0%          1.41X           68.0%         7.519%

- THE WEIGHTED AVERAGE SEASONING IS 5 MONTHS.

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                         NUMBER OF          AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                          MORTGAGE       CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS SUMMARY                LOANS            BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                        102     $796,400,646           84.9%         1.42x            68.1%         7.470%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open                  31      108,923,113           11.6%         1.35x            68.3%         7.904%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield
 Maintenance/Defeasance/Open                     1       32,959,452            3.5%         1.52X            63.4%         7.435%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      134     $938,283,211          100.0%         1.41X            68.0%         7.519%

--------------------------------------------------------------------------------
YEAR OF ORIGINATION

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
YEAR                                            LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1999                                                1    $  3,361,963          0.4%          1.13x           72.3%         7.780%
---------------------------------------------------------------------------------------------------------------------------------
2000                                               15      86,141,170          9.2           1.28x           71.6%         8.125%
---------------------------------------------------------------------------------------------------------------------------------
2001                                              118     848,780,078         90.5           1.43x           67.6%         7.457%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211        100.0%          1.41X           68.0%         7.519%

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
YEAR OF MATURITY OR ARD

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
YEAR                                            LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
2006                                                2    $ 12,351,074          1.3%          1.24x           74.5%         7.188%
---------------------------------------------------------------------------------------------------------------------------------
2008                                                2       3,644,133          0.4           1.28x           77.3%         7.573%
---------------------------------------------------------------------------------------------------------------------------------
2010                                               13      73,136,202          7.8           1.26x           70.9%         8.250%
---------------------------------------------------------------------------------------------------------------------------------
2011                                              111     836,462,086         89.1           1.43x           67.6%         7.453%
---------------------------------------------------------------------------------------------------------------------------------
2016                                                4       8,332,182          0.9           1.41x           61.9%         8.032%
---------------------------------------------------------------------------------------------------------------------------------
2019                                                1       3,361,963          0.4           1.13x           72.3%         7.780%
---------------------------------------------------------------------------------------------------------------------------------
2021                                                1         995,572          0.1           1.24x           68.7%         8.370%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         134    $938,283,211        100.0%          1.41X           68.0%         7.519%

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

                                     OCT-2001   OCT-2002   OCT-2003   OCT-2004   OCT-2005   OCT-2006   OCT-2007
---------------------------------------------------------------------------------------------------------------
Locked Out.........................   100.00%    100.00%    100.00%     94.13%     88.93%     84.56%     84.54%
Yield Maintenance                       0.00%      0.00%      0.00%      5.87%     11.07%     15.44%     15.46%
No Penalty.........................     0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
---------------------------------------------------------------------------------------------------------------
Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in
millions)..........................  $938.28    $928.33    $917.33    $904.96    $891.41    $865.13    $849.52
Percent of Initial Balance.........   100.00%     98.94%     97.77%     96.45%     95.00%     92.20%     90.54%
---------------------------------------------------------------------------------------------------------------

                                     OCT-2008   OCT-2009   OCT-2010   OCT-2011
---------------------------------------------------------------------------------------------------------------
Locked Out.........................    84.87%     84.85%     85.54%     70.21%
Yield Maintenance                      15.13%     15.15%     11.19%     29.79%
No Penalty.........................     0.00%      0.00%      3.27%      0.00%
---------------------------------------------------------------------------------------------------------------
Total                                 100.00%    100.00%    100.00%    100.00%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in
millions)..........................  $829.47    $811.35    $740.12    $  8.16
Percent of Initial Balance.........    88.40%     86.47%     78.88%      0.87%
-----------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans, (except that an ARD Loan will be repaid in full on its Anticipated Repayment
    Date), if any.

(2) As of the Cut-off Date.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53417, 53423, 53424, 53430, 53432, 53433 and 53443 (the "LOC Loans"), the
  amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

FIVE LARGEST MORTGAGE LOANS

The following table and summaries describe the five largest Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              FIVE LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                      CUT-OFF     LTV
                                               CUT-OFF                 DATE     RATIO AT
                                                DATE       PROPERTY     LTV     MATURITY   UNDERWRITING   MORTGAGE
                 LOAN NAME                     BALANCE       TYPE      RATIO     OR ARD        DSCR         RATE
                 ---------                   -----------   --------   -------   --------   ------------   --------
Outrigger Reef Hotel.......................  $71,791,000     Hotel     36.3%      29.2%        2.12x       6.910%
Market Square..............................  $49,800,980    Retail     43.7%      28.0%        1.80x       7.950%
Milwaukee Center Office Tower..............  $32,959,452    Office     63.4%      56.1%        1.52x       7.435%
Pacific Professional Building..............  $29,971,989    Office     70.2%      59.8%        1.41x       7.400%
Nokia Office Building......................  $23,304,507    Office     69.8%      57.3%        1.26x       7.630%

OUTRIGGER REEF HOTEL LOAN

The Loan. The Mortgage Loan (the "Outrigger Reef Hotel Loan") is secured by a first mortgage encumbering an 873-room full-service hotel located in Honolulu, Hawaii. The Outrigger Reef Hotel Loan represents approximately 7.7% of the Initial Pool Balance. Originated on March 29, 2001, the Outrigger Reef Hotel Loan has a principal balance, as of the Cut-off Date, of $71,791,000. The loan was made to ORF, LLC, a special purpose, bankruptcy remote entity, with an independent director and which delivered a nonconsolidation opinion in connection with the origination of the Mortgage Loan.

The loan has a remaining term of 114 months and matures on April 1, 2011. The loan may not be prepaid prior to January 1, 2011. The loan is subject to defeasance with United States government obligations beginning on the date that is four years following May 1, 2001, but in no event earlier than 25 months after the Delivery Date.

The Property. The improvements were originally constructed in two phases in 1957 and 1964-65, and consist of four structures ranging from one to 17 stories in height. The buildings are situated on a 2.5-acre parcel of land fronting Waikiki Beach, and underwent extensive renovations in the 1990s. The basement is used for parking, the ground floor contains retail and common areas, and the upper floors house the guest units. In addition to the guestrooms, there are 32 commercial tenants at the facility, including four on-site restaurants and a spa.

As of March 31, 2001, the borrower reported an occupancy level of 81.3% on a trailing 12 month basis, with an average daily rate of $124.52.

Escrows. In lieu of funded escrows for real estate taxes and insurance, the borrower provided unconditional, irrevocable letters of credit. The borrower is required to make monthly deposits to a replacement reserve.

Lock Box Account. A lock box was established at closing. All rents and profits shall be remitted to a lock box (the "First Lock Box") in the name of the borrower and controlled by the originator. Proceeds will then be forwarded directly to a

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

separate account under the name and control of the borrower until the earlier to occur of: (i) an event of default under the related mortgage loan document or
(ii) the net operating income debt service coverage ratio falls below 1.75x. Upon the occurrence of either of these events, all funds will be instead transferred from the First Lock Box into an account controlled by the originator and disbursed as set forth in the mortgage note.

Property Management. The subject is managed by Outrigger Hotels Hawaii, an affiliate of the borrowing entity and loan sponsor, Outrigger Enterprises, Inc. Established in 1947, Outrigger Enterprises, Inc. currently operates or has under development 35 hotels and resort condominiums throughout Hawaii and the Pacific region, representing approximately 10,400 hotel rooms and condominium units. Outrigger Hotels Hawaii owns the majority of the company's hotels, and manages all of the company's directly owned and third party owned hotels in Hawaii and the Pacific Area.

MARKET SQUARE LOAN

The Loan. The Mortgage Loan (the "Market Square Loan") is secured by a first mortgage encumbering a furniture showroom complex in High Point, North Carolina. The Market Square Loan represents approximately 5.3% of the Initial Pool Balance. Originated on July 11, 2001, the Market Square Loan has a principal balance, as of the Cut-off Date of $49,800,980. The loan was made to Market Square II, LLC, a special purpose, bankruptcy remote entity, with two independent managers and which delivered a nonconsolidation opinion in connection with the origination of the Mortgage Loan.

The loan has a remaining term of 118 months and matures on August 1, 2011. The loan may not be prepaid prior to, and including, January 1, 2011. The loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

The Property. Situated on 8.8 acres of land, the property comprises a furniture showroom complex covering one-city block with a total of 891,417 square feet of net rentable area, consisting of 58% showroom space and 42% trade show space. The structure was constructed in 1902 as a furniture factory, and was converted to a furniture showroom in 1982. Over its history, there have been eleven major renovations with the last being completed in 2000, which added approximately 330,000 square feet of showroom space. The complex consists of three sections known as the Tower Building (15 stories), the Market Building (5 stories), and the Market Suites Building (3 stories).

There are a total of 171 tenant spaces consisting of permanent and temporary showrooms. Showrooms are leased to individual tenants for an average lease term of approximately five years. As of the date of origination, the permanent space was 99.66% occupied by tenants such as Century Furniture, Tomlinson, Old Hickory, Waverly and Stark Carpet Corp., and trade show space was 100% leased under a 14-year master lease with Merchandise Mart Properties, Inc. ("MMPI"). This space is leased to exhibitors, via license agreements, and is typically leased six months in advance for the next one or two trade shows. In addition, Market Square houses The String & Splinter Club, a 400-member dining and meeting facility, the Square One Restaurant and the Boiler Room Cafe.

Escrows. Tax and replacement reserve escrows are in place. Advance rent escrow has been put in place. The insurance reserve has been waived due to the availability of a blanket insurance policy.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

Lock Box Account. A cash management account was established by the borrower and the manager and will be maintained during the term of the proposed loan. All rents, revenues and receipts of the eligible property are directly deposited in to a clearing account and funds from the clearing account are periodically swept into a deposit account controlled by the originator. Debt service and required escrows will be funded from this deposit account.

Property Management. The complex is managed by MMPI, an affiliate of the Vornado Realty Trust. MMPI manages approximately seven million square feet, including five other showroom buildings and a hotel in High Point.

MILWAUKEE CENTER OFFICE TOWER LOAN

The Loan. The Mortgage Loan (the "Milwaukee Center Office Tower Loan") is secured by a first mortgage encumbering a 28-story office building in the central business district of Milwaukee, Wisconsin. The Milwaukee Center Office Tower Loan represents approximately 3.5% of the Initial Pool Balance. Originated on June 1, 2001, the Milwaukee Center Office Tower Loan has a principal balance, as of the Cut- off Date, of $32,959,452. The loan was made to GLR Milwaukee Center, LLC, a special purpose, bankruptcy remote entity, with an independent manager and which delivered a nonconsolidation opinion in connection with the origination of the Mortgage Loan.

The loan has a remaining term of 116 months and matures on June 1, 2011. The loan may not be prepaid prior to, and including, June 1, 2005. The loan also is subject to defeasance with United States government obligations beginning on July 1, 2005.

The Property. The property was built in 1988, contains 373,625 net rentable square feet and is situated on a 0.61-acre site in the heart of downtown Milwaukee. The property is part of a larger complex that includes a hotel, restaurants and retail stores, and is served by an underground parking facility with 858 spaces, of which the Office Tower has the right to use 370 of the parking spaces.

As of the date of origination, the property was 98% occupied by 49 tenants, including Bank of New York Clearing, a securities clearing house (99,163 square feet, 26.5%); Ernst & Young LLP, (58,859 square feet, 15.8%); Legion Insurance, a Philadelphia-based insurance company (58,642 square feet, 15.7%); Davis & Kuelthau, a Milwaukee law firm (38,646 square feet, 10.4%); Equitable Life (11,816 square feet, 3.2%) and Merrill Lynch (7,009 square feet, 1.9%).

Escrows. Replacement reserve escrows are in place. In lieu of funded escrows for real estate taxes and insurance, a principal of the borrower has recourse liability for nonpayment. In addition, the borrower will make monthly deposits for potential tenant improvements and leasing commissions.

Lock Box Account. In the event of the failure of the borrower to make any of the required monthly payments for debt service and escrows, all building revenues and receipts will be swept into a cash management account controlled by the originator.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

Property Management. The building is managed by Great Lakes Real Estate Investment Trust LP, a 20-year-old partnership managing all the properties of Great Lakes Real Estate Investment Trust. The partnership manages 36 properties with a total of 5.2 million square feet of space.

PACIFIC PROFESSIONAL BUILDING LOAN

The Loan. The Mortgage Loan (the "Pacific Professional Building Loan") is secured by a first mortgage encumbering a five-story medical office building in San Francisco, California. The Pacific Professional Building loan represents approximately 3.2% of the Initial Pool Balance. Originated on August 31, 2001, the Pacific Professional Building Loan has a principal balance, as of the Cut-off Date of $29,971,989. The loan was made to Pan-Med Enterprises, a California limited partnership, which is a special purpose, bankruptcy remote entity and which delivered a nonconsolidation opinion in connection with the origination of the Mortgage Loan.

The loan has a remaining term of 119 months and matures on September 1, 2011. The loan may not be prepaid prior to, and including, October 1, 2006. If such prepayment occurs after the expiration of the period referenced in the immediately preceding sentence, but before March 1, 2011, the borrower will be required to pay to the originator a prepayment premium equal to the greater of
(A) 1% of the principal amount prepaid, or (B) yield maintenance in an amount sufficient to equal the net present value of the future cash flow from the loan had such prepayment not occurred, discounted at the treasury rate (interpolated based on the yield on the U.S. Treasury issue having U.S. Treasury issue with a maturity date closest to the maturity date for the loan); The mortgage note may be prepaid at par on or after March 1, 2011.

Ownership Interest. The borrower has a leasehold interest in the property under a ground lease that continues through December 31, 2036, and has two 10-year extension options. The fee interest is fully subordinated to the leasehold mortgage, and annual ground rent payments are $100 through December 31, 2024. Thereafter, the fixed rent shall be the fair market rental value of the land as determined by an appraiser.

The Property. Constructed in 1985 on a 0.74-acre parcel of land, the improvements consist of a medical office building that contains 110,876 square feet of net rentable space, as well as a three-level subterranean parking garage. The building is connected to the Pacific Campus of the California Pacific Medical Center.

As of June 30, 2001, the property was 100% leased to 63 tenants, approximately 81% of which have an ownership interest in the borrowing entity. Major tenants at the facility include: Pacific Eye Associates, which occupies 8,351 square feet (7.53%), Pacific Internal Medicine Associates, which occupies two suites totaling 6,376 square feet (5.75%), and California Pacific Cardiology, which occupies 5,010 square feet (4.52%).

Escrows. Tax, insurance and replacement reserve escrows are in place. In addition, a reserve account for tenant improvements and leasing commissions will be funded via a cash sweep should the debt service coverage ratio fall below a predetermined threshold.

Lock Box Account. The loan is structured with a lockbox that becomes effective on the earlier to occur of (i) an event of default, or (ii) the debt service coverage ratio falling below a predetermined threshold (the "Coverage Trigger"). If the

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY
                                        20
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BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

lockbox becomes effective due to a breach of the Coverage Trigger, 100% of the excess cash flows will be swept to the reserve for tenant improvements and leasing commissions. Should the debt service coverage ratio thereafter reach a higher predetermined threshold, payments to the lockbox shall be suspended and all funds then remaining in the reserve for tenant improvements and leasing commissions shall be returned to the borrower.

Property Management. The building is managed by Pan-Med, Ltd., the borrowing entity's managing general partner (20%). Pan-Med, Ltd. has been actively managing the property since its construction in 1985.

NOKIA OFFICE BUILDING LOAN

The Loan. The Mortgage Loan (the "Nokia Office Building Loan") is secured by a first mortgage encumbering a three-story office building located in San Diego, California. The Nokia Office Building Loan represents approximately 2.5% of the Initial Pool Balance. Originated on May 9, 2001, the Nokia Office Building Loan has a principal balance, as of the Cut-off Date, of $23,304,507. The loan was made to NK San Diego LLC, a California limited liability company, which is a special purpose, bankruptcy remote entity, with an independent director and which delivered a nonconsolidation opinion in connection with the origination of the Mortgage Loan.

The loan has a remaining term of 116 months and matures on June 1, 2011. The loan may not be prepaid prior to, and including, February 1, 2011. The loan is subject to defeasance with United States government obligations beginning the later of two years after the Delivery Date or three years from origination.

The Property. Constructed in 2000 on 6.4 acres of land, the 135,000 square foot building is a steel frame structure with exterior walls of precast concrete panels and aluminum high performance glass windows. The building has a security system, which includes keypad/security card building access and electronically controlled main entrance doors. Situated within an 120-acre master planned business park known as the Scripps Northridge Corporate Center, the property is approximately nineteen miles north of the San Diego International Airport and located along the Interstate 15 corridor in an area known as Scripps-Miramar Ranch.

The property is 100% leased to Nokia Mobile Phones, Inc. ("Nokia") for ten years, expiring on August 31, 2010. The lease is structured on a triple net basis with fixed rent increases of 5% every other year, and includes three 5-year renewal options. The tenant is required to provide twelve months notice to exercise the first renewal option. Nokia Corporation guarantees the subject lease.

Escrows. Escrows for taxes, insurance and replacement reserves are in place. Commencing on June 1, 2007, the property's monthly excess cash flow will be placed in a debt service reserve account. At the originator's sole discretion, a portion of the excess cash flow may be placed in a reserve for tenant improvement and leasing commission expenses. In the event Nokia does not renew its lease, there is expected to be sufficient funds in the reserve accounts to pay the remaining mortgage payments when due and provide approximately $2.4 million toward retenanting expenses.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

Lock Box Account. A lock box for deposit of rent payments is in place, and controlled by the borrower during the first 73 months of the loan term. Thereafter, the originator will control the lock box and the funds will be disbursed each month to pay the mortgage payment and reimburse scheduled operating expenses paid by the borrower. All excess cash flow will be deposited into an account for the debt service reserve or for tenant improvements and leasing commission reserves, as applicable.

Property Management. The property is managed by Matsushita International Corporation. The property management company was formed in 1990 and manages all of the principal's investment properties.

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.

- DELINQUENCIES. As of the Cut-off Date, no Mortgage Loan will have been 30 days or more delinquent in respect of any Monthly Payment during the past 12 months. All of the Mortgage Loans were originated during the 27 months prior to the Cut-off Date.

- GROUND LEASES AND OTHER NON-FEE INTERESTS. Five Mortgage Loans, which represent 5.4% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure -- Leasehold Considerations" in the prospectus.

- SUBORDINATE FINANCING We are aware that two of the mortgaged properties relating to the Mortgage Loans, representing 2.0% of the Initial Pool Balance, had existing unsecured debt as of the Cut-off Date. The remaining Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-PB1
$820,997,809 (APPROXIMATE)
--------------------------------------------------------------------------------

    GENERALLY. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. Regardless of whether the terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. See "Certain Legal Aspects of Mortgage Loans -- Subordinate Financing" in the prospectus.

This material is for your private information and none of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.
                              SALOMON SMITH BARNEY
                                        23